ASSET PURCHASE AGREEMENT

This   Asset   Purchase   Agreement   (this   “Agreement”  )   is   entered   into   by   and   between Opsolution  NanoPhotonics  GmbH,  a  German  entity  (“ONG”  ),  Opsolution GmbH  (“ Opsolution”), and  Opsolution  Spectroscopic  Systems  GmbH  (“ OSS”), each  a  German  company (each,  a  “  Seller” and  collectively,  the  “ Sellers”)  and  the  individual  or  entity  owners  and  sharehol ders  of  each  Seller

(and   their   individual   shareholders),   as   set   forth   on   Schedule   A   hereto   (each,   a   “ Seller Shareholder”)  and  Biozoom  Technologies,  Inc.,  a  Delaware  corpo ration  (“Purchaser”  ).  Sellers,

Seller  Shareholders  and  Purchaser  may  each  be  referred  to  as  a  “Party”    and  collectively  as  the“Parties.”

WHEREAS, each Seller has developed, acquired, or otherwise owns or has rights to, and is the  rightful  owner  in  whole  or  in  part  of  certain  licenses,  patents,  ideas,  trademarks,  domain names,  technology  and  other  intellectual  property  and  other  rights,  as  more  fully  defined  below and  on  Exhibit  A-1  through  Exhibit  A-3  hereto,  the  “Intellectual  Property”  ,  as  well  as  certain other equipment, hardware, receivables, and physical  assets as enumerated on Exhibit  B-1 through Exhibit  B-3  hereto,  as  more  fully defined  below  (the  “ Tangible  Property”  and,  together  with  the

Intellectual Property and all other assets of the Sellers, the “ Assets”); and

WHEREAS,  Purchaser  is  a  wholly owned  subsidiary of  Entertainment  Art, Inc.,  a  Nevada corporation (“ EERT”) which has also made efforts to raise capital thr ough one or more equity, debt or  convertible  debt  or  preferred  stock  financings,  and,  EERT  has  deemed  it  in  its  best  interest  to complete the acquisition of the Intellectual Property hereby; and

WHEREAS, Purchaser is acquiring the assets from Sellers simultaneously hereby; and

WHEREAS, Purchaser desires to purchase, and Seller and Seller Shareholders each desires to sell, the Intellectual Property.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1.

Assets  Purchsaed.    Each  Seller  agrees  to  sell  to  Purchaser  and  Purchaser  agrees  to purchase from each Seller, on the terms and conditions set forth in this Agreement, all of the Assets

of  the  Sellers,  in  whatever  form  and  wherever  they  may  be  throughout  the  world,  and  all  rights thereto.    The Assets shall include all assets of the Sellers, including, and without limitation:

1.1

Intellectual  Property  Purchased.     All  Intellectual  Property  of  the  Sellers which   shall   include   all   (a)   patents,   patent   applications,   provisional   patents   or   applications,

trademarks,  tradenames,  license  or  sub  license  rights,  developments,  ideas,  drawings,  concepts, copyrights,  technologies,  formulas,  developments,  trade  secrets,  ideas,  or,  partial  or  whole  interests

(whether  direct  or  indirect,  contractual,  by  court  order,  by  operation  of  law  or  otherwise)  in  any  of the  foregoing,  any  amendments  or  supplements  or  renewals  of  the  foregoing,  and  in  each  case whether developed on its own, owned outright, acquired, or acquired through a joint venture interest or  otherwise,  or  whether  registered  or  otherwise;  (b)  all  rights  under  the  Liquidation  Agreement between certain of the Sellers and Vodafone Ventures Limited and certain other entities, dated as of November 8,  2006  (the  “ Liquidation  Agreement”)  or  under  any other  agreement  or  contract;  and

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(c) all contract or common law rights or rights that inure as a result of operation of law (but, in each case,  excluding  obligations),  causes  of  action,  rights  of  indemnity,  judgment  rights,  royalty  rights, license  fees  or  rights,  easements,  credits,  or  otherwise,  and  all  rights  to  any  intellectual  property development agreement, work for hire arrangement, employment agreement or similar arrangement;

(d) all  patent  rights as  set  forth on Exhibit  A-1 through Exhibit  A-3  attached  hereto of each  of the Sellers  wherever  the  same  may  be  and  in  whatever  form;  and  (e)  any  and  all  other  intellectual  or intangible property rights of any of the Sellers throughout the world whether known or unknown, in development  currently  or  hereafter,  existing  heretofore  or  hereafter  that  may  be  discovered  that relate to the foregoing.

1.2

Tangible   Property.     All   tangible   property   of   the   Sellers,   which   shall include:  any  and  all  physical  assets,  computers,  hardware,  drawings,  disks,  content,  software,

shareware,  hardware,  receivables,  in  each  case,  including,  without  limitation,  those  items  set forth  on  Exhibit  B-1  through  Exhibit  B-3..  The  Purchase  Price  for  the  Tangible  Property  shall be $50,000 cash, in total, allocated equally among each of the three Sellers and paid at or as soon after closing as practicable.

1.3

All other Assets.

All  other  assets  of  the  Sellers  (but  not  liabilities) wherever they may lie, including future rights to any of the above.

The  Parties  agree  that  any  and  all  current  or  future  rights  to  any  Intellectual  Property  or  any  other Assets,   shall   be   thereby   transferred   to   Purchaser.  Purchaser   does   not,   and   shall   not   acquire

liabilities, or assume any leases or other obligations of any kind.

Section 2.

Purchase  Price.    The  purchase  price  for  the  Assets  shall  be  an  aggregate  of  (i) 39,000,000   shares   of   common   stock   of   EERT,   said   shares   to   be   issuable   directly  to   Seller

Shareholders  in  such  proportions  and  denominations  as  set  forth  on  Schedule  A  (the  “EERT Shares” )  and  (ii)  the  amount  of  US$50,000  allocable  among  the  three  Sellers  equally  and  payable in accordance with written instructions to be provided at Closing and paid within 10 days thereafter.

Section 3.

Closing.    The  closing  (“Closing”  )  of  the  sale  and  purchase  of  the  Intellectual Property and other Assets shall take place at the offices of Purchaser on or before February 21, 2013

(the  “Closing  Date”  ),  or  at  such  other  time  as  the  Parties  may  agree  in  writing.  If  Closing  has  not occurred  on  or  before  such  date,  then  either  Party  may  elect  to  terminate  this  Agreement  without penalty.  If,  however,  the  Closing  has  not  occurred  because  of  a  breach  of  contract  by  one  Party, the breaching Party shall remain liable for breach of contract.

Section  4.    Obligations  of  Seller  and  Seller  Shareholders  at  the  Closing.    At  the Closing, each Seller and Seller Shareholders shall deliver to Purchaser the following:

4.1

One  or  more  assignments  from  Sellers  and  Seller  Shareholders  irrevocably  and unconditionally conveying all of the Assets to Purchaser, as well as all current, future rights thereto,

substantially in the form as set forth in Exhibit C attached hereto (each, an “ Assignment”);

4.2

A  copy  of  the  resolutions  of  Seller’s  Board  of  Directors  and  Seller  Shareholders authorizing  the  execution,  delivery  and  performance  of  this  Agreement,  the  Assignments,  and  any other agreement or instrument to be entered into by Seller in connection herewith, and  the transactions contemplated hereby;

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4.3

All  necessary  consents  of,  or  notices  to,  third  parties,  including  without  limitation, the effective release by any lender to Seller that has a lien or other security interest in the Intellectual

Property,  any  notices  or  instruments  to  any  licensee,  licensor,  or  agency  necessary  in  order  to effectuate the irrevocable transfer and assignment contemplated hereby; and

4.4

Such  other  assignments,  bills  of  sale,  instruments  of  conveyance,  certificates  of officers,  notices,  consents,  authorizations  and  other  documents  as  reasonably  may  be  requested  by

Purchaser  before,  at  or  after  the  Closing  to  consummate  this  Agreement  and  the  transactions contemplated hereby.

4.5

Each  of  Hardy  Hoheisel,  Dr.  W.  Kocher  shall  be  subject  to  at  will  employment contracts  with  Purchaser  and/or  EERT,  or  consulting  agreements  with  salary  caps  of  60,000  Euro,

each  with  non-compete  and confidentiality provisions,  in  such form  and  substance  as  satisfactory to Purchaser  and  EERT.  All  other  executives  of  Sellers  shall  enter  into  employment  agreements  in such form as agreed to by Purchaser, also with similar confidentiality and non-compete provisions.

Section 5.

Obligations of Purchaser at the Closing.     At the Closing, Purchaser shall:

5.1

Execute and deliver this Agreement and the Assignments;

5.2

Deliver  necessary  resolutions  of  its  Board  of  Directors  and  of  EERT’s  board  of directors,  authorizing  this  Agreement  and  the  Assignments  and  the  issuance  of  the  EERT  shares;

and

5.3

Deliver,  or  cause  to  be  delivered  to  each  Seller  Shareholder,  the  EERT  Shares  in such   amounts   and   denominations   as   provided   to   the   Purchaser   for   such   respective   Seller

Shareholder,  as  set  forth  on  Schedule  A  and  deliver  the  cash  portion  of  the  Purchase  Price  of $50,000 in total in accordance with instructions provided by Sellers; and

5.4

Such certificates of officers and other documents as reasonably may be requested by Seller before the Closing to consummate this Agreement and the transactions contemplated hereby.

Section 6.

Joint  Venture  Agreement.    Purchaser  and  Opsolution  shall,  at  or  before  closing, enter  into  a  joint  venture  agreement  pursuant  to  which,  in  addition  to  all  assignments  provided

hereby,   Opsolution   irrevocably   assigns   any   and   all   rights   to   technologies,   research   etc.,   to Purchaser, substantially in the form as annexed hereto as Exhibit D.

Section 7.

Seller’s and/or Seller Shareholders’ Obligations  Before Closing.

7.1    Seller’s  Operation  of  Business  Before  Closing.    Seller  agrees  that  between  the  date  of this Agreement and the Closing Date, Seller will:

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          7.1.1    Continue  to  operate  the  business  that  has  used  the  Intellectual  Property  and other Assets in the usual  and ordinary course  and in substantial conformity with all  applicable laws, ordinances, regulations,  rules  or  orders,  and  will  use  its  best  efforts  to  pay all  renewal  fees, license fees,  patent  fees  or  patent  continuation  or  renewal  fees,  or  as  otherwise  necessary  to  preserve  its business  organization  and  preserve  the  continued  operation  of  its  business  with  its  customers, suppliers and others having business relations with Seller.

7.1.2     Not   assign,   sell,   lease,   encumber,   allow   to   be   terminated   or   lapse,   or otherwise transfer or dispose of any of the Intellectual Property whatsoever.

7.1.3     Maintain  confidential  any  trade  secrets  or  other  Intellectual  Property  held, developed or acquired before closing.

7.2    Access  to  Premises  and  Information.     At  all  times  before  and  after  Closing,  each Seller does, hereby provide Purchaser and its representatives with reasonable access during business hours  to  the  assets,  titles,  contracts  and  records  of  Seller  and  furnish  such  additional  information concerning  the  Intellectual  Property  as  Purchaser  from  time  to  time  may  reasonably  request.  Each

Seller  hereby  instructs  its  counsel  and  advisers,  and  shall  directly  request  its  counsel  and  advisors and  assignors,  from  time  to  time,  to  cooperate  fully  with  Purchaser  to  effectuate  the  transfer  of  all

Intellectual Property hereby to Purchaser.

7.3     Conditions   and   Best   Efforts.     Seller   will   use   its   best   efforts   to   effectuate   the transactions  contemplated  by  this  Agreement  and  to  fulfill  all  the  conditions  of  the  obligations  of

Seller  under  this  Agreement,  and  will  do  all  acts  and  things  as  may  be  required  to  carry  out  its obligations under this Agreement and to consummate and complete this Agreement.

Section 8.

Covenants of Purchaser Before Closing.

8.1    Conditions  and  Best  Efforts.     Purchaser  will  use  its  best  efforts  to  effectuate  the transactions   contemplated   by   this   Agreement   and   to   fulfill   all   the   conditions   of   Purchaser’s

obligations under this Agreement, and shall do all acts and things as may be required to carry out its obligations and to consummate this Agreement.

8.2    Confidential  Information.    Purchaser  will  not  utilize,  exploit,  disclose  to  third  parties any  confidential  information  received  from  Seller  in  the  course  of  investigating,  negotiating  and performing the transactions contemplated by this Agreement.

Section 9.

Miscelaneous.

8.1

Restrictions   On   Resale.     Seller   and   Seller   Shareholders   understand   that   the acquisition  of  EERT  Shares  by  them  is  restricted  under  US  law  and,  involves  and  entails  a

substantial  degree  of  risk  and  illiquidity.   Such  Seller  Shareholder  is  not  a  US  person  and  does not  have  a  residency  or  place  of  business  in  the  United  States  and  is  not  a  US  Person  as  such term  is  defined  under  Regulation  S  of  the  Securities  Act  of  1933,  as  amended  (the  “ Securities Act”).  Seller  Shareholder  understands  that  it  may  not  be  able  to  monetize  its  EERT  Shares  and that  a  market  for  the  securities  may  not  develop.

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The  EERT  Shares  will  not  be  registeredunder   the   Securities   Act,   or   the   securities   laws   of   any   state,   and   cannot   be   transferred, hypothecated, sold or otherwise disposed of until: (i) a registration statement with respect to such securities  is  declared  effective  under  the  Securities  Act;  or  (ii)  Seller,  or  Buyer,  as  the  case  may be,  receives  an  opinion  of  counsel  reasonably  satisfactory  to  it,  that  an  exemption  from  the registration requirements of the Securities Act is available.

The  certificate(s)  representing  the  EERT  Shares  shall  contain  a  legend  substantially  as follows:

“THE  SECURITIES  WHICH  ARE  REPRESENTED  BY  THIS  CERTI FICATE HAVE  NOT  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,

AS     AMENDED,     AND     MAY     NOT     BE     SOLD,     TRANSFERRED, HYPOTHECATED      OR      OTHERWISE      DISPOSED      OF      UNTIL      A

REGISTRATION  STATEMENT  WITH  RESPECT  THERETO  IS  DECLARED EFFECTIVE    UNDER    SUCH    ACT,    OR    THE    ISSUER    RECEIVES    AN

OPINION      OF      COUNSEL      FOR      THE      HOLDER      REASONABLY SATISFACTORY  TO  COUNSEL  FOR  THE  ISSUER  THAT  AN  EXEMPTION

FROM    THE    REGISTRATION    REQUIREMENTS    OF    SUCH    ACT    IS AVAILABLE.”

Section 10.

Seller’s  Representations  and  Warranties.     Each  Seller  represents  and  warrants  to Purchaser as follows:

10.1    Company  Existence.     Such  Seller  is  now,  and  on  the  Closing  Date  will  be,  a company duly organized, validly existing and in good standing under the laws of the Germany, and has all requisite power and authority to own its properties and assets and carry on its business and is good standing in each jurisdiction in which such qualification is required for this Agreement.

10.2    Company  Power  and  Authorization.    Such  Seller  has  full  corporate  authority  to execute  and  deliver this  Agreement,  the  Assignment  to  which  they are  a  party,  and,  with  respect  to

ONG,  the  Joint  Venture  Agreement,  and  any  other  agreement  to  be  executed  and  delivered  by such  Seller  in  connection  herewith,  and  to  carry  out  the  transactions  contemplated  hereby.  The execution  and  delivery  of  this  Agreement  and  the  consummation  of  the  transactions  contemplated hereby  have  been  duly  authorized  by  all  necessary  company  action.  No  other  proceedings  by  such

Seller  (other  than  filings  or  third  party  creditor  or  member  consents  contemplated  herein)  will  be necessary to  authorize  this  Agreement  or  the  carrying out  of  the  transactions  contemplated  hereby.

This Agreement constitutes a valid and binding Agreement of Seller in accordance with its terms.

10.3    Conflict  with  Other  Agreements,  Consents  and  Approvals.    With  respect  to  (i)  the Certificate of Incorporation, charter, by-laws  or any shareholder or operating agreement  of Seller as amended and in effect, (ii) any applicable law, statute, rule or regulation, (iii) any contract to which Seller  is  a  party  or  may  be  bound,  or  (iv)  any  judgment,  order,  injunction,  decree  or  ruling  of  any court  or  governmental  authority to  which  Seller  is  a  party  or  subject,  the  execution  and  delivery  by each  Seller  of  this  Agreement  and  any  other  agreement  to  be  executed  and  delivered  by  Seller  in connection  herewith  and  the  consummation  of  the  transactions  contemplated  hereby  will  not  (a) result in any violation, conflict or default, or give to others any interest or rights, including rights of
termination,   cancellation   or   acceleration,   (b)   require   any   authorization,   consent,   approval, exemption  or  other  action  by  any  court  or  administrative  or  governmental  body,  any  patent  or intellectual  property  agency  or  authority,  or  any  taxing  or  currency  authority,  which  has  not  been obtained, or any notice to or filing with any court or administrative or governmental body which has not been given or done, or (c) require the consent of any third party.

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10.4    Compliance  with  Law.    Such  Seller’s  use  and  utilization  of  the  Intellectual  Property and  all  other  Assetsas  set  forth  in  the  jurisdiction  on  the  respective  Exhibit  A  and  B  wherever located,  is  in  compliance  with  all  known  federal,  local  or  other  governmental  laws  or  ordinances, the  non-compliance  with  which,  or  the  violation  of  which,  might  have  a  material  adverse  affect  on the Intellectual Property and Seller has received no claim or notice of violation with respect thereto.

10.5    Title  to  Intellectual  Property.    Such  Seller  holds  good  and  marketable  title  to  the Intellectual  Property,  free  and  clear  of  restrictions  on  or  conditions  to  transfer  or  assignment,  and free and clear of liens, pledges, charges or encumbrances.

10.6     Intellectual   Property   Rights.     Each   Seller   and,   Seller   Shareholder   and   jointly represents and warrants that:

10.6.1     Each  Seller  owns,  possesses   or  has  the  right  to  use  all  its  respective Intellectual  Property or other Asset  rights as presently conducted, or otherwise used by Seller other than as disclosed on the applicable Exhibit A and Exhibit B;

10.6.2    No  royalties  or  other  amounts  are  payable  by  such  Seller  to  other  persons by  reason  of  the  ownership  or  the  use  of  the  Intellectual  Property  or  other  Assets  and,  each  Seller and Seller Shareholder forever waives any rights in any of the foregoing;

10.6.3    (i)  To  the  best  knowledge  of  each  Seller  and  each  Seller  Shareholder,  no product  or  service  related  to  Seller’s  business  and  marketed  and  sold  by a  Seller  which  utilizes  the

Intellectual Property violates any license or infringes upon any intellectual property rights of others, (ii)  neither  Seller  nor  such  a  Seller  Shareholder  has  received  any  notice  that  any  such  product  or service  conflicts  with  any  intellectual  property  rights  of  others,  and  (iii)  to  the  best  knowledge  of Seller  and  Seller  Shareholder,  there  is  no  reasonable  basis  to  believe  that  any  such  violation, infringement or conflict may exist;

10.6.4    Neither  Seller  nor  such  Seller  Shareholder  is  not  a  party  to,  or  subject  to, any  contract  which  currently  requires,  or  upon  the  passage  of  time  or  occurrence  of  an  event  or contingency  (whether  of  default  or  otherwise)  will  require,  the  conveyance  of  the  Intellectual Property;

10.6.5    Seller  has  or  at  Closing  will  have,  obtained  and  delivered  to  Purchaser  all consents  and  approvals  of  third  parties  necessary to  duly transfer  to  Purchaser  all  of  Seller's  rights, title and interest in and to the Intellectual Property.

10.7    Litigation.    Neither  Seller  nor  any  Seller  Shareholder  has  any  knowledge  of  any claim, litigation, proceeding or investigation pending or threatened against Seller that might result in any material adverse change in the ownership, use or exploitation of the Intellectual Property (other than existing Warranty Liabilities or future Warranty Liabilities that may arise from time to time).

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10.8    Brokerage.    Neither  Seller  nor  such  Seller  Shareholder  has  employed  any  broker, finder or similar agent in connection with the transactions contemplated by this Agreement, or taken action  that  would  give  rise  to  a  valid  claim  against  any  Party  for  a  brokerage  commission,  finder’s fee or similar compensation.

10.9     Accuracy   of   Representations   and   Warranties.     None   of   the   representations   or warranties  of  Seller  herein  contain  any  untrue  statement  of  a  material  fact  or  omit  or  misstate  a material  fact  necessary  in  order  to  make  statements  in  this  Agreement  not  misleading.  Seller  and Seller  Shareholders  know  of  no  fact  that  has  resulted,  or  that  in  the  reasonable  judgment  of  Seller will  result  in  a  material  change  in  the  business,  operations  or  assets  related  to  the  Intellectual Property  that  has   not   been   set   forth   in   this   Agreement   or   otherwise   disclosed   to   Purchaser.

Notwithstanding  the  foregoing,  any  representation  of  Seller  Shareholder  is  made  with  with  respect to  itself  and  the  Seller  in  which  it  /  he  is  a  shareholder  and,  any  representation  or  warranty  of  a

Seller Shareholder herein  that  is  made  with  respect  to  another Seller Shareholder is  made  based  on such Seller Shareholder’s good faith knowledge.

Section 11.

Representations of Purchaser.    Purchaser represents and warrants as follows:

11.1     Corporate   Existence.     Purchaser   is   now,   and   on   the   Closing   Date   will   be,   a corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the  State  of

Delaware, has  all requisite  corporate power and authority to enter into this Agreement  and perform its  obligations  hereunder.  EERT  is  a  corporation  duly  organized,  validly  existing  and  in  good standing under the laws of the State of Nevada.

11.2    Authorization.    Purchaser  has  full  corporate  authority  to  execute  and  deliver  this Agreement  and  any  other  agreement  to  be  executed  and  delivered  by  Purchaser  in  connection herewith,  and  to  carry  out  the  transactions  contemplated  hereby.  The  execution  and  delivery  of this  Agreement  and  the  consummation  of  the  transactions  contemplated  hereby  have  been  duly authorized  by  all  necessary  corporate  and  shareholder  action.  No  other  corporate  proceedings  by Purchaser  will  be  necessary  to  authorize  this  Agreement  or  the  carrying  out  of  the  transactions contemplated  hereby.  This  Agreement  constitutes  a  valid  and  binding  Agreement  of  Seller  in accordance with its terms.

11.3    Conflict  with  Other  Agreements,  Consents  and  Approvals.    With  respect  to  (i)  the certificate   of   incorporation   or   bylaws   of   Purchaser,   (ii)   any   applicable   law,   statute,   rule   or

regulation,  (iii) any  contract  to  which  Purchaser  is  a  party  or  may  be  bound,  or  (iv)  any  judgment, order,  injunction,  decree  or  ruling  of  any  court  or  governmental  authority  to  which  Purchaser  is  a

party  or   subject,   the   execution   and   delivery  by  Purchaser  of   this   Agreement   and   any  other agreement to be executed and delivered by Purchaser in connection herewith and the consummation of  the  transactions  contemplated  hereby  will  not  (a)  result  in  any  violation,  conflict  or  default,  or give  to  others  any interest  or rights,  including rights  of  termination,  cancellation  or  acceleration,  or

(b) require   any   authorization,   consent,   approval,   exemption   or   other   action   by   any   court   or administrative  or  governmental  body  which  has  not  been  obtained,  or  any  notice  to  or  filing  with any court  or  administrative  or  governmental  body  which  has  not  been  given  or  done,  or  (c)  require the consent of any third party

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11.4    Brokerage.    Purchaser  has  not  employed  any  broker,  finder  or  similar  agent  in connection  with  the  transactions  contemplated  by  this  Agreement,  or  taken  action  that  would  give

rise   to   a   valid   claim   against   any  party  for   a   brokerage   commission,  finder's   fee   or   similar compensation.

11.5     Accuracy   of   Representations   and   Warranties.     None   of   the   representations   or warranties  of  Purchaser  contain  or  will  contain  any  untrue  statement  of  a  material  fact  or  omit  or will omit or misstate  a material fact  necessary in order to make the statements contained herein not misleading.

Section 12.

Conditions  Precedent  to  Purchaser’s  Obligations.    The  obligation  of  Purchaser to  purchase  the  Intellectual  Property  is  subject  to  the  fulfillment,  before  or  at  the  Closing  Date,  of each  of  the  following  conditions,  any  one  or  portion  of  which  may  be  waived  in  writing  by Purchaser:

12.1     Representations,   Warranties   and   Covenants   of   Seller.     The   representations   and warranties  of each  Seller  and  Seller Shareholders  contained  herein  and the  information  contained  in any other documents delivered by Seller in connection with this Agreement shall be true and correct in all  material  respects  at  the Closing;  and  Seller shall  have performed all obligations and complied with  all  agreements,  undertakings,  covenants  and  conditions  required  by  this  Agreement  to  be performed or complied with by it or before the Closing.

12.2    No  Suits  or  Actions.    At  the  Closing  Date  no  suit,  action  or  other  proceeding  shall have been threatened or instituted to restrain, enjoin or otherwise prevent  the consummation of this

Agreement, the contemplated transactions or the ownership or validity of the Intellectual Property.

12.3    Release  of  Liens  and  Perfection  of  Title;  Costs.    All  liens  against  the  Intellectual Property  shall  have  been  released  at  or  before  Closing  and  Seller  shall  have  perfected  title  to  the

Intellectual   Property   to   the   satisfaction   of   Purchaser   in   Germany   and\or   such   other   foreign jurisdictions  as  specified  by  Purchaser.  All  costs  associated  with  the  effective  transfer  of  the

Intellectual Property shall have been paid by Seller at or before Closing.

Section 13.

Conditions   Precedent   to   Obligations   of   Seller.     The   obligations   of   Seller   to consummate  the  transactions  contemplated  by  this  Agreement  are  subject  to  the  fulfillment,  before or at the Closing Date, of the following condition which may be waived in writing by Seller:

13.1    Representations,  Warranties  and  Covenants  of  Purchaser.     All  representations  and warranties  made  in  this  Agreement  by  Purchaser  shall  be  true  as  of  the  Closing  Date  as  fully  as though  such  representations  and  warranties  had  been  made  on  and  as  of  the  Closing  Date,  and Purchaser  shall  not  have  violated  or  shall  not  have  failed  to  perform  in  accordance  with  any covenant contained in this Agreement.

PAGE 8 –  ASSET PURCHASE AGREEMENT

Section 14.

Indemnification and Survival.

14.1    Survival  of  Representations  and  Warranties.    All  representations  and  warranties made in this Agreement shall survive the Closing of this Agreement, except that any Party to whom a representation or warranty has  been  made in this Agreement shall be deemed to have waived any misrepresentation  or  breach  of  representation  or  warranty  of  which  such  Party  had  knowledge before  Closing.  Any  Party  learning  of  a  misrepresentation  or  breach  of  representation  or  warranty under  this  Agreement  shall  immediately  give  written  notice  thereof  to  the  other  Party  to  this

Agreement.  The  representations  and  warranties  in  this  Agreement  shall  terminate  five  (5)  years from  the  Closing  Date,  and  such  representations  or  warranties  shall  thereafter  be  without  force  or effect,  except  any  claim  with  respect  to  which  notice  has  been  given  to  the  Party  to  be  charged before such expiration date.

14.2    Seller’s  Indemnification.     Seller  and   Seller   Shareholders   each   hereby  agrees   to indemnify  and  hold  Purchaser,  its  successors  and assigns  harmless  from  and  against  (i)  any  and  all

actual  damages,   losses,   claims,  liabilities   and  obligations   relating  to   the  Intellectual  Property, contingent  or  otherwise,  arising  out  of  or  related  to  such  Seller’s  or  such  Seller  Shareholder’s utilization of the Intellectual Property at all times through the close of business on the day before the Closing  Date,  (ii)  any  liability  or  obligation  of  such  Seller  or  Seller  Shareholder  which  attaches  to the  Intellectual  Property  from  facts  arising  before  the  Closing  Date,  (iii)  any  and  all  actual  damage or  deficiency  resulting  from  any  material  misrepresentation,  breach  of  warranty  or  covenant,  or nonfulfillment  of  any  agreement  on  the  part  of  such  Seller  or  such  Seller  Shareholder  made  in  this Agreement,  and  (iv)  any  and  all  actions,  suits,  claims,  proceedings,  demands,  assessments,  fines, judgments,  costs  and  other  expenses  (including,  without  limitation,  reasonable  audit  and  attorneys fees) incident to any of the foregoing.

14.3     Purchaser’s   Indemnification.     Purchaser   agrees   to   defend,   indemnify,   and   hold harmless  Seller from and  against  (i)  any and  all  claims, liabilities  and  obligations  of  every kind  and description  arising  out  of  or  related  to  the  use  and  utilization  of  the  Intellectual  Property  after  the Closing  Date;  (ii)  any  and  all  damage  or  deficiency  resulting  from  any  material  misrepresentation, breach  of  warranty or  covenant,  or  nonfulfillment  of  any agreement  on  the  part  of  Purchaser  under this  Agreement,  and  (iii)  any  and  all  actions,  suits,  claims,  proceedings,  investigation,  audits, demands,  assessments,  fines,  judgments,  costs  and  other  expenses  (including,  without  limitation, reasonable audit and attorneys fees) incident to any of the foregoing.

Section 15.

Miscellaneous Provisions.

15.1    Notices.    Any  notice  under  this  Agreement  shall  be  in  writing  and  shall  be  effective when  actually delivered  in  person  or  three  (3)  days  after being deposited  in  the  United  States  mail, registered  or  certified,  postage  prepaid,  and  by  email,  and  addressed  to  the  Party  at  the  address stated in this Agreement or such other address as either Party may designate by written notice to the other.

15.2    Assignment.    Neither  Party  may  transfer  or  assign  this  Agreement  without  the  prior written consent of the other Party.

PAGE 9 –  ASSET PURCHASE AGREEMENT

            15.3    Law  Governing.    This  Agreement  shall  be  governed  by  and  construed  in  accordance with the laws of the State of New York without regard to its rules relating to conflicts of laws.

15.4    Venue.    The  Parties  agree  that  any  action  on  this  Agreement  shall  be  brought  in  a court of competent jurisdiction located in county of New York, in the State of New York.

15.5    Attorney  Fees.    In  the  event  an  arbitration,  suit  or  action  is  brought  by  any  Party under  this  Agreement  to  enforce  any  of  its  terms,  or  in  any  appeal  therefrom,  it  is  agreed  that  the prevailing Party shall be entitled to reasonable attorneys’ fees to be fixed by the arbitrator, trial  court and/or appellate court.

15.6    Presumption.    This  Agreement  or  any  section  thereof  shall  not  be  construed  against any Party due to the fact that said Agreement or any section thereof was drafted by said Party.

15.7    Titles  and  Captions.    All  article,  section  and  paragraph  titles  or  captions  contained  in this  Agreement  are  for  convenience  only and  shall  not  be  deemed  part  of  the  context  nor  affect  the interpretation of this Agreement.

15.8      Entire  Agreement.    This  Agreement  contains  the  entire  understanding  between  the Parties  and  supersedes  any  prior  understandings  and  agreements  between  them  respecting  the subject matter of this Agreement.

15.9    Modifications  Must  Be  in  Writing.    This  Agreement  may  not  be  changed  orally. All modifications of this Agreement must be in writing and must be signed by each Party.

15.10    Agreement  Binding.    This  Agreement  shall  be  binding  upon  the  successors  and assigns of the Parties.

15.11    Further  Action.    The  Parties  shall  execute  and  deliver  all  documents,  instruments and assignment, waivers, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

15.13    Good  Faith,  Cooperation  and  Due  Diligence.    The  Parties  covenant,  warrant  and represent  to  each  other  good  faith,  complete  cooperation,  due  diligence  and  honesty  in  fact  in  the

performance   of   all   obligations   of   the   Parties   pursuant   to   this   Agreement.  All   promises   and covenants are mutual and dependent.

15.14    Counterparts.    This  Agreement  may  be  executed  in  several  counterparts  and  all  so executed  shall  constitute  one  Agreement,  binding  on  both  Parties  even  though  both  Parties  are  not signatories to the original or the same counterpart.

15.15    Parties  in  Interest.    Nothing  herein  shall  be  construed  to  be  to  the  benefit  of  any third party, nor is it intended that any provision shall be for the benefit of any third party.

15.16    Savings  Clause.    If  any  provision  of  this  Agreement,  or  the  application  of  such provision  to  any person  or  circumstance,  shall  be  held  invalid, the  remainder  of this  Agreement,  or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

PAGE 10 –  ASSET PURCHASE AGREEMENT

15.17    Separate  Counsel.    The  Parties  acknowledge  that  each  has  been  represented  in  this transaction by separate legal counsel and representation in this matter.

[Signature Page Follows]

PAGE 11 –  ASSET PURCHASE AGREEMENT

[Counter Part Signature Page To Asset Purchase Agreement of Biozoom Technologies, Inc. acquisition of Opsolution Entities' Assets]

This agreement may be signed in one or more counterparts. This agreement is hereby entered into as of this day of February 2013.

PURCHASER:
Biozoom Technologies, Inc.

By:
Name: Sarah Deutsch
Title:

SELLERS:
OpSoltion NanoPhotonics GmbH

By:
Name:
Title:

OpSoultion GmbH

By:
Name:
Title:

OpSoultion Spectroscopic Systems GmbH

By:
Name:
Title:

[Counter Part Signature Page For Seller Shareholders Follows]

PAGE 12 – ASSET PURCHASE AGREEMENT

PAGE 12 – ASSET PURCHASE AGREEMENT

PAGE 13 –  ASSET PURCHASE AGREEMENT

Schedule A -    Schedule of Seller Shareholders and Share Denominations

Exhibit A—

Exhibit A-1     List of Intellectual Property and Jurisdictions of Opsolution NanoPhotonics

GmbH.

Exhibit A-2     List of Intellectual Property and Jurisdictions of Opsolution GmbH.

Exhibit A-3     List of Intellectual Property and Jurisdictions of Opsolution Spectroscopic

Solutions GmbH.

Exhibit A—

Exhibit B-1     List of Tangible Property and Jurisdictions of Opsolution NanoPhotonics GmbH.

Exhibit B-2     List of Tangible Property and Jurisdictions of Opsolution GmbH.

Exhibit B-3     List of Tangible Property and Jurisdictions of Opsolution Spectroscopic Solutions

GmbH.

Exhibit C—Forms of Assignment of Intellectual Property

Exhibit D -      Form of Joint Venture Agreement

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

SCHEDULE A

List of Seller Shareholders and Issuance of 39,000,000 Share Breakdown

Seller:

Opsoultion  NanoPhotonics  GmbH

Name of Shareholder

No. of Shares

Opsolution GmbH

1

Hillmer Vermögensverwaltungs GmbH

0

Seller:

Opsoultion GmbH

Name of Shareholder

No. of Shares

HHBV GmbH (Hardy Hoheisel)

10 Share Certificates a

881.790

K-investment GmbH (Dr. Köcher)

10 Share Certificates a

881.790

QG Capital

4 Share Certificates a

444.600

Seller:

Opsoultion  Spectroscopic  Systems  GmbH

Name of Shareholder

No. of Shares

HHBV GmbH (Hardy Hoheisel)

10 Share Certificates a

881.790

K-investment GmbH (Dr. Köcher)

10 Share Certificates a

881.790

Prof. Dr. Lademann

4 Share Certificates a´

487.500

Total Shares:

39,000,000

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit A1 through A-3 (Intellectual Property Assets)

List of Intellectual Property and Jurisdictions of Opsolution NanoPhotonics GmbH

OPN

Percentage

of Assignee

Patent Number

Date of filing

Assignee

Status

Right

WO 2008/017490

filed 2007-08-09     Opsolution NanoPhotonics GmbH

expired

100

priority 2006-08-09

automatically

31 month

after priority

date

EP 2057446

filed 2009-05-13     Opsolution NanoPhotonics GmbH

pending

50

priority 2007-08-09

Opsolution GmbH

09.08.2006

US 2011/0043823

filed 2009-05-13     Opsolution NanoPhotonics GmbH

pending

100

priority 2007-08-09

09.08.2006

CN 101627289

filed 2010-01-13     Opsolution NanoPhotonics GmbH

pending

100

priority 2007-08-09

09.08.2006

DE 10 2009 037 706

17.08.2009     Opsolution NanoPhotonics GmbH

pending

100

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit A2 through A-3 (Intellectual Property Assets)

List of Intellectual Property and Jurisdictions of Opsolution GmbH

OP

Percentage

of Assignee

Patent Number

Date of filing

Assignee

Status

Right

DE 10 2006 062 826

19.04.2006

Opsolution GmbH

pending

100

DE 10 2012 005 583.8

filed 2012-03-20

Opsolution GmbH

pending

100

priority 2011-08-12

PCT/DE2012/000772

filed 2012-07-31

Opsolution GmbH

expired

100

priority 2012-03-20

automatically

12.08.2011

31 month

after priority

date

DE 10 2006 039 073

09.08.2006

Opsolution GmbH

pending

100

EP 2057446

filed 2009-05-13

Opsolution GmbH

pending

50

priority 2007-08-09     Opsolution NanoPhotonics GmbH

09.08.2006

DE 10 2006 039 071

09.08.2006

Universität Kassel

granted

100

Patent was sold to OP

19.04.2012

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit A3 through A-3 (Intellectual Property Assets)

List of Intellectual Property and Jurisdictions of Opsolution Spectroscopic Systems

GmbH

OPS

Percentage

of assignee

Patent Number

Date of filing

Assignee

Status

right

DE 10 2006 003 499

24.01.2006

OPS

pending

45

Cocus Technology GmbH

MBR GmbH

DE 10 2005 063 263

30.12.2005

OPS

pending

67,5

Cocus Technology GmbH

(MBR GmbH has transferred their rights

to OPS see Document 2007-02-21)

DE 10 2007 011 413.5

filed 2007-03-08

OPS

pending

67,5

priority 2006-03-08

Cocus Technology GmbH

Based on

(MBR GmbH has transferred their rights

DE 10 2006 011 063.3

to OPS see Document 2007-02-21)

WO 2007/085435

filed 2007-01-24

OPS

expired

45

priority 2006-01-24

MBR GmbH

automatically

and 2006-03-08

Vodafone Ventures

31 month

(Vodafone Ventrues is legal successor

after priority

of Biozoom Service GmbH)

date

EP 1981398

filed 2007-01-24

OPS

pending

45

priority 2006-01-24

MBR GmbH

08.03.2006

Vodafone Ventures

(Vodafone Ventrues is legal successor

of Biozoom Service GmbH)

WO 2007/077208

filed 2007-01-02

OPS

expired

67,5

priority 2005-12-30

Vodafone Ventures

automatically

(Vodafone Ventrues is legal successor

31 month

of Biozoom Service GmbH)

after priority

date

EP 2010890

filed 2007-01-02

OPS

pending

67,5

priority 2005-12-30

Vodafone Ventures

(Vodafone Ventrues is legal successor

of Biozoom Service GmbH)

DE 11 2007 000 950

filed 2007-04-19

OPS

pending

100

priority 2006-04-19

DE 10 2005 024 271

27.05.2005

Carl Zeiss

pending

50

OPS

(To become assignee OPS has to pay

her part of the patent cost)

US 7.692.790 B2

filed 2006-05-10

Carl Zeiss

granted

50

priority 2005-05-27

OPS

2010--04-06

(To become assignee OPS has to pay

her part of the patent cost)

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit B1 through B-3 (Other Assets)

List of Tangible and Jurisdictions of Opsolution NanoPhotonics GmbH

B1.1 Plant & Equipments

Development of fixed assets 2012

Opsolution NanoPhotonics GmbH

Konto

Bezeichnung

AfA-Art

AHK

Buchwert

Abschreibung

Buchwert

Inventarbezeichnung

01.01.2011

31.12.2011

Euro

Euro

Euro

Euro

43  Selbst geschaffene

imm. VermG

linear

46.367,84

44.049,00

9.274,00

34.775,00

Summe    Selbst geschafffene

46.367,84

44.049,00

9.274,00

34.775,00

Immaterielle VermG

400  Betriebsausstattung

Mikrobank

Linear

4.851,00

1.407,00

582,00

825,00

Grundk. Linos

Summe    Betriebsausstattung

4.851,00

1.407,00

582,00

825,00

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit B2 through B-3 (Other Assets)

List of Tangible and Jurisdictions of Opsolution GmbH

B2.1 Plant & Equipments

Development of fixed assets 2012

Discription

Entwicklung

Stand zum

Zugang

Abschreibung

Stand zum

01.01.2011

Abgang

Zuschreibung

31.12.2011

Euro

Euro

Euro

Euro

Euro

EDV-Software

Ansch-/Herst-K

3.149,57

3.149,57

Abschreibung

3.146,57

3.146,57

Buchwerte

3,00

3,00

Lizensen an geweb-

Ansch-/Herst-K

22.952,00

900,00

23.852,00

lichen Schutzrechten

Abschreibung

22.833,00

22.947,00

Buchwerte

5,00

900,00

905,00

Betriebsausstattung

Ansch-/Herst-K

4.163,50

4.163,50

Abschreibung

4.159,50

4.159,50

Buchwerte

4,00

4,00

Büroeinrichtung

Ansch-/Herst-K

32.423,00

32.423,00

Abschreibung

21.306,00

2.443,00

23.749,00

Buchwerte

11.117,00

2.443,00

8.674,00

Bürotechnik

Ansch-/Herst-K

7.272,40

7.272,40

Abschreibung

6.888,40

227,00

7.115,40

Buchwerte

384,00

227,00

157,00

Geringwertige Wirt-

Ansch-/Herst-K

502,40

1.012,90

1.515,30

schaftsgüter

Abschreibung

501,40

1.012,90

1.514,30

Buchwerte

1,00

1.012,90

1,00

Geringwertige WG

Ansch-/Herst-K

155,90

155,90

Sammelposten

Abschreibung

98,70

32,90

131,60

Buchwerte

57,20

32,90

24,30

Anteile an ver-

Ansch-/Herst-K

12.700,00

12.700,00

bundenen Unternehmen    Abschreibung

0,00

0,00

Buchwerte

12.700,00

12.700,00

Ansch-/Hers-K

83.318,77

1.912,90

85.231,67

Abchreibung

58.933,57

3.715,80

62.763,37

Buchwerte

24.385,20

4.615,80

22.468,30

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit B3 through B-3 (Other Assets)

B3 List of Tangible and Jurisdictions of Opsolution Spectroscopic Systems GmbH

B3.1 List of development results

all the development results are listed and transferred via data CD:

B3.2 Other  IP  rights (former Schedule B)

1.Right  to  use  the  Basic  Technology  ("Basis-Technologie")  as  defined  in  the  Development and  License  contract  between  OpS  and  biozoom,  subject  to  the  usage  rights  limitations  set out  in  Articles  4  (2) (a) and  (b).

2.  Worldwide,  unlimited  in  duration,  non  exclusive  License  to  use  Basis-Analysis-Software,

subject  totheusage  rights  limitations  setout  in  Articles  4  (2)  (a)  and  (b).

B3.3 Development results (former Schedule C)

Based  on  various  legal  stipulations,  biozoom  has  obtained  property  in  the  developments  or-

dered  (Application  Software,  Stick  and  related  documentation).   These  development  results

are  in  detail-listed  as  follows:

A

1. Milestone  Development  Results  (table of contents)

-Milestone  1-Project  Kick-off

-JointVenture Agreement

2. Milestone  - Approval  of Opto-Mechanics  I  Scanning  System

-Tests  results  regarding  the  feasibility  ofthe  motor

-Energy  consumption

-Specification  of  electronics

-Specification  of mechanics

-Specification  of  spectroscopic  software

-Specification  of  optical  system

3. Milestone  - Concept  Approval

-Simulation  of  optical  design

-Components  of  stick  - requirements

-Demonstrator

4.  M ilestone - Cost of Stick Approval

-Cost  of  stick

-Optical  design

5. Milestone  - Accuracy  of Measured  Parameters  approved  and  1st field  test completed

-Measuring  accuracy  ofthe  parameters:  Water,  fat,  oxygenation,

-density  of  capillartes

-Implementation  of  Stick  software

-Software  collecting  spectroscopic  data

-Software  for  checking  plausibility  of transferred  data

-Implementation   ofthe  analysis  software

-Production  of  5  Sticks  (FuMu)

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

-Field  test  with  20 users  and  measuring  of  defined  body  locations

-SW-development  plan

-Cost  of  stick

B

1.SCANNING  DEVICE  Leistungsbeschreibung,   Version  26  April2006  (table  of  contents)

-Overall  device

-Housing

-Mainboard

-Firmware

-Spectrometer

-LED board

-Sensor board

-System stabilisation

-Test  concept

-Study results

-Halle  1

-Halle  1,5

-Halle  2

-Brühl1

-Brühl2

-Brühl3

-David

-Druckvariation

-Wied erh o lm essu n g e n

-OPS  inhouse  Wassermessung

-MS  5.2.  Abnahme

2.Further  Development  results

FMEA  Documents  (received  after  8 November  2006  (start  ofliquidation  ofbiozoom))

All the Assets from Schedule B, C will be transfered via data CD.

B1 List of patent and patent application of Opsolution NanoPhotonics GmbH

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

B3.4 Plant & Equipments

Development of the Plant & Equipment 2012

Discription

Datum

Entw.     Stand zum     Zugang     Abschreibung

Stand zum

Inventarbezeichnung      AFA-Art

der

01.01.2011    Abgang     Zuschreibung

31.12.2011

R-ND

R-%

Euro

Euro

Euro

Euro

Geringwertige

Wirtschaftsgüter

GWG 2004

03.11.2004

AHK

10.903,64

10.903,64

GWG/voll

Absch

10.902,64

10.902,64

1/00

100,00   BW

1,00

1,00

GWG

Ansch-/Hers-K

10.903,64

10.903,64

Abchreibung

10.902,64

10.902,64

Buchwerte

1,00

1,00

GWG

Sammelposten

Lenovo Notebook

30.09.2009

AHK

312,40

312,40

GWG-Pool

Absch

126,80

63,40

190,20

5/00

20,00    BW

185,60

63,40

122,20

GWG

Ansch-/Hers-K

312,40

312,40

Sammelposten

Abchreibung

126,80

190,20

Buchwerte

185,60

63,40

122,20

Ansch-/Hers-K

11.216,04

11.216,04

Abchreibung

1.029,44

11.092,84

Buchwerte

186,60

63,40

123,20

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit C

Form of  Assignments

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT

Exhibit D

Joint Venture Agreement

SCHEDULES AND EXHIBITS TO –  BIOZOOM ASSET PURCHASE AGREEMENT